SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 30, 2000

                       THE FIRST NATIONAL BANK OF ATLANTA
                    (Exact name of Registrant as specified in
                                  its charter)
                           (Originator of the Wachovia
                           Credit Card Master Trust)


  UNITED STATES                  33-95714                        22-2716130
  United States                  33-99442-01                     22-2716130
  -------------                  -----------                     ----------
 (State or other                (Commission                 (I.R.S. Employer
 Jurisdiction of                File Number)               Identification No.)
 Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359

ITEM 5.  OTHER EVENTS
         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

                      (c)  Exhibits

                      28.1 Series 1995-1 Monthly Servicing Certificate - April
                           30, 2000
                      28.2 Monthly Series 1995-1 Certificateholders' Statement -
                           April 30, 2000
                      28.3 Series 1999-1 Monthly Servicing Certificate - April
                           30, 2000
                      28.4 Monthly Series 1999-1 Certificateholders' Statement -
                           April 30, 2000
                      28.5 Series 1999-2 Monthly Servicing Certificate - April
                           30, 2000
                      28.6 Monthly Series 1999-2 Certificateholders' Statement -
                           April 30, 2000

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



        Dated: May 15, 2000                           By:  Donald K. Truslow
                                                      Title:  Comptroller

                                INDEX TO EXHIBITS


   Exhibit
   Number                                        Exhibit

    28.1    Series 1995-1 Monthly Servicing Certificate - April 30, 2000
    28.2    Monthly Series 1995-1 Certificateholders' Statement - April 30, 2000
    28.3    Series 1999-1 Monthly Servicing Certificate - April 30, 2000
    28.4    Monthly Series 1999-1 Certificateholders' Statement - April 30, 2000
    28.5    Series 1999-2 Monthly Servicing Certificate - April 30, 2000
    28.6    Monthly Series 1999-2 Certificateholders' Statement - April 30, 2000